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                             FIRST EAGLE FUNDS, INC.

                           FIRST EAGLE U.S. VALUE FUND

                           1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (800) 334-2143

                        SUPPLEMENT DATED OCTOBER 23, 2003
            TO STATEMENT OF ADDITIONAL INFORMATION DATED MAY 15, 2003



                 First Eagle U.S. Value Fund Investment Program
                 ----------------------------------------------

         The First Eagle U.S. Value Fund is intended to provide investors with a vehicle for investing in the securities of U.S. companies having "value" characteristics in the opinion of the investment adviser. Accordingly, the U.S. Value Fund has a policy of investing at least 80% of its total assets in securities of U.S. companies. Effective May 15, 2003 (and as described in the Fund's Prospectus since that date), this policy was revised to include debt securities for purposes of a portion of that "80% test", as follows:

         The U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in domestic equity and debt securities (65% in equity securities). To achieve its objective, the U.S. Value Fund will invest primarily in securities of small and medium size U.S. companies. The Fund considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion. The Fund particularly seeks companies that have financial strength and stability, strong management and fundamental value. However, the U.S. Value Fund may invest in companies that do not have all of these characteristics. The Fund uses the techniques and invests in the type of securities described [in the body of the Statement of Additional Information] and in the Fund's Prospectus.

         The change did not affect the Fund's investment objective, which is long-term growth of capital; nor did it affect the nature of the risks described in the U.S. Value Fund's Prospectus and Statement of Additional Information.

                                   * * * *

         This information supplements, and to the extent inconsistent therewith, replaces, the information contained in the Fund's Statement of Additional Information, including but not limited to information contained in the section entitled "Investment Objective, Policies and Restrictions - U.S. Value Fund." (As already noted, no change is required to the Fund's Prospectus, which has included the description of the 80% test set out above since May 15, 2003.)